SUPPLEMENT TO THE PROSPECTUS Supplement dated December 15, 2021, to the Prospectus dated November 26, 2021.

MFS® Emerging Markets Debt Fund

Effective January 1, 2022, the Performance Table in the sub-section entitled “Performance Information” under the main heading entitled “Summary of Key Information” is restated in its entirety as follows:

Performance Table.

Average Annual Total Returns

(For the Periods Ended December 31, 2020)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	2.97%	5.67%	4.77%
C Shares	5.98%	5.98%	4.77%
I Shares	8.00%	7.03%	5.65%
R1 Shares	6.90%	5.96%	4.61%
R2 Shares	7.51%	6.50%	5.14%
R3 Shares	7.79%	6.78%	5.40%
R4 Shares	8.06%	7.04%	5.66%
R6 Shares	8.11%	7.13%	5.73%
A Shares	3.15%	5.84%	4.94%
Returns After Taxes on Distributions
A Shares	1.45%	3.93%	2.99%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	1.79%	3.61%	2.93%
Index Comparison (Reflects no deduction for fees, expenses, or taxes)
JPMorgan Emerging Markets Bond Index Global Diversified	5.26%	7.08%	6.22%
JPMorgan Emerging Markets Bond Index Global	5.88%	6.84%	5.97%

Effective January 1, 2022, the JPMorgan Emerging Markets Bond Index Global Diversified will replace the JPMorgan Emerging Markets Bond Index Global as the primary performance comparison for the fund because the adviser believes the JPMorgan Emerging Markets Bond Index Global Diversified better aligns with the fund’s investment strategies.

EMD-SUP-I-121521